SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2004

                              Analog Devices, Inc.
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               (Exact name of registrant as specified in charter)

          Massachusetts                    1-7819                 04-2348234
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     (State or other juris-              (Commission           (IRS Employer
    diction of incorporation              File Number)       Identification No.)


           One Technology Way, Norwood, MA                        02062
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      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (781) 329-4700


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          (Former name or former address, if changed since last report)


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Item 12.  Results of Operations and Financial Condition

         On May 13, 2004, Analog Devices, Inc. announced its financial results for the quarter ended May 1, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 13, 2004    ANALOG DEVICES, INC.

                       By:  /s/ Joseph E. McDonough
                            -----------------------
                            Joseph E. McDonough
                            Vice President-Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.                           Description
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99.1                                  Press release dated May 13, 2004